LP Reports Third Quarter 2018 Results

Louisiana-Pacific Corporation (LP) (NYSE: LPX) reported results today for the third quarter of 2018, which included the following:

•	Net sales for the third quarter of $737 million were higher by 3 percent compared to the year ago quarter.

•	Income from continuing operations was $124 million ($0.86 per diluted share).

•	Non-GAAP adjusted income from continuing operations was $120 million ($0.83 per diluted share).

•	Adjusted EBITDA from continuing operations for the third quarter was $193 million.

•	Deployed approximately $60 million in cash to repurchase 2.1 million shares during the third quarter.

"We are pleased to report our third quarter results which highlight solid strategic and operational execution. Against a backdrop of OSB pricing headwinds, our results continue to validate our strategy to transform LP into a leading building solutions company and also show the strength in our value-add and specialty products, including LP SmartSide” said Brad Southern, LP Chief Executive Officer.

THIRD QUARTER RESULTS

For the third quarter of 2018, LP reported net sales of $737 million, up from $718 million in the third quarter of 2017. LP reported income from continuing operations of $124 million, or $0.86 per diluted share, as compared to $111 million, or $0.76 per diluted share for the third quarter of 2017. Adjusted EBITDA from continuing operations in the third quarter of 2018 was $193 million compared to $194 million in the third quarter of 2017.

YEAR TO DATE RESULTS

For the nine months ended September 30, 2018, LP reported net sales of $2.2 billion compared to $2.0 billion in the first nine months of 2017. LP reported income from continuing operations of $382 million, or $2.62 per diluted share, compared to $260 million, or $1.78 per diluted share, for the same period in 2017. Adjusted EBITDA from continuing operations for the first nine months of 2018 was $595 million compared to $475 million for 2017.

SIDING SEGMENT

The Siding segment consists of SmartSide siding as well as LP's prefinished CanExel siding line and a minor amount of OSB. These products are used in new construction, repair and remodeling and non-residential markets. The Siding segment reported net sales of $241 million in the third quarter of 2018, an increase of $15 million from $226 million in the third quarter of 2017. For the third quarter of 2018, the Siding segment reported operating income of $60 million compared to $53 million in the third quarter of 2017. For the third quarter of 2018, adjusted EBITDA from continuing operations for this segment was $68 million compared to $62 million in the third quarter of 2017. The OSB sold in this segment accounted for approximately $5 million in the adjusted EBITDA from continuing operations for this segment.

For the first nine months, Siding reported sales of $729 million, up 9 percent from the prior year and had an operating income of $168 million compared to $143 million in 2017. Adjusted EBITDA from continuing operations was $193 million compared to $167 million in 2017. OSB sold in this segment accounted for approximately $20 million of the adjusted EBITDA from continuing operations for this segment.

ORIENTED STRAND BOARD (OSB) SEGMENT

The OSB segment manufactures and distributes OSB structural panel products. The OSB segment reported net sales of $349 million in the third quarter of 2018, a decrease of $2 million from $351 million of net sales in the third quarter of 2017. The OSB segment reported operating income of $115 million compared to $127 million in the third quarter of 2017. Adjusted EBITDA from continuing operations for this segment was $131 million compared to $142 million in the third quarter of 2017. The decrease in selling price negatively impacted operating results and adjusted EBITDA from continuing operations by approximately $4 million for the quarter as compared to the third quarter of 2017.

For the first nine months, OSB reported sales of $1.0 billion, up 11 percent from the prior year and had an operating income of $370 million compared to $291 million in 2017. Adjusted EBITDA from continuing operations was $414 million compared to $336 million in 2017. The increase in selling price favorably impacted results and Adjusted EBITDA from continuing operations by approximately $117 million for the first nine months as compared to 2017.

ENGINEERED WOOD PRODUCTS SEGMENT (EWP)

The EWP segment is comprised of I-Joist (IJ), Laminated Veneer Lumber (LVL) and Laminated Strand Lumber (LSL). EWP reported net sales of $105 million in the third quarter of 2018, an increase of $7 million, from $98 million in the third quarter of 2017. The EWP segment reported operating income of $9 million compared to $7 million in the third quarter of 2017. Adjusted EBITDA from continuing operations for this segment was $12 million compared to $11 million in the third quarter of 2017.

For the first nine months, EWP reported sales of $315 million, up 15 percent from the prior year and had an operating income of $20 million compared to $13 million in 2017. Adjusted EBITDA from continuing operations was $33 million compared to $24 million in 2017.

SOUTH AMERICA SEGMENT

The South American segment consists of facilities in Chile and Brazil and sales offices in Peru and Argentina. The segment reported net sales of $35 million in the third quarter of 2018, a decrease of $3 million from $38 million in the third quarter of 2017. The South America segment reported operating income of $7 million compared to $6 million in the third quarter of 2017. Adjusted EBITDA from continuing operations for this segment was $9 million compared to $8 million in the third quarter of 2017.

For the first nine months, South America reported sales of $122 million, up 6 percent from the prior year and had operating income of $25 million compared to $16 million in 2017. Adjusted EBITDA from continuing operations was $32 million compared to $23 million in 2017.

COMPANY OUTLOOK

“Looking forward, while we are encouraged by the overall fundamentals in housing, we have experienced pricing declines in OSB associated with some recent supply and demand imbalances. To address this, we will continue to adjust our commodity OSB production to reflect changes in demand. We remain confident in our ability to deliver on our commitments to shareholders by returning capital through dividends and share repurchases while prudently operating our assets and investing in key growth opportunities to continue our transition to more value-add and specialty products,” Southern concluded.

Louisiana-Pacific Corporation is a leading building products solutions company that invents, manufactures and delivers uniquely engineered, innovative building products that are backed by unparalleled service, strong customer support and industry leading warranties. With operations in the U.S., Canada, Chile and Brazil, LP helps builders, contractors, architects, engineers and home owners build smarter, better, faster and more efficiently. Founded in 1973, LP is headquartered in Nashville, Tennessee and traded on the New York Stock Exchange under LPX.  For more information, visit www.lpcorp.com.

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FORWARD LOOKING STATEMENTS
This news release contains statements concerning Louisiana-Pacific Corporation's (LP) future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include, but are not limited to, the following: changes in governmental fiscal and monetary policies, tariffs and levels of employment; changes in general economic conditions; changes in the cost and availability of capital; changes in the level of home construction and repair activity; changes in competitive conditions and prices for our products; changes in the relationship between supply of and demand for building products; changes in the relationship between supply of and demand for raw materials, including wood fiber and resins, used in manufacturing our products; changes in the cost of and availability of energy, primarily natural gas, electricity and diesel fuel; changes in the cost of and availability of transportation; changes in other significant operating expenses; changes in exchange rates between the U.S. dollar and other currencies, particularly the Canadian dollar, Brazilian real and Chilean peso; changes in general and industry-specific environmental laws and regulations; changes in tax laws, and interpretations thereof; changes in circumstances giving rise to environmental liabilities or expenditures; the resolution of existing and future product-related litigation and other legal proceedings; and acts of public authorities, war, civil unrest, natural disasters, fire, floods, earthquakes, inclement weather and other matters beyond our control. These and other factors that could cause or contribute to actual results differing materially from those contemplated by such forward-looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

CONSOLIDATED STATEMENTS OF INCOME
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions, except per share amounts) (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net sales	$736.8	$718.3	$2,238.9	$2,023.3
Cost of sales	524.0	507.7	1,588.7	1,502.3
Gross profit	212.8	210.6	650.2	521.0

Selling, general and administrative expenses	51.2	49.3	151.9	145.3
(Gain) loss on sale or impairment of long lived assets, net	0.3	0.7	(0.3)	(1.8)
Other operating credits and charges, net	(6.3)	(0.9)	(11.2)	4.5
Income from operations	167.6	161.5	509.8	373.0

Non-operating income (expense):
Interest expense, net of capitalized interest	(3.9)	(4.9)	(12.7)	(14.8)
Investment income	5.5	2.9	13.5	7.2
Other non-operating items	(2.2)	(2.2)	(4.3)	(7.2)
Total non-operating income (expense)	(0.6)	(4.2)	(3.5)	(14.8)

Income from continuing operations before taxes and equity in loss of unconsolidated affiliate	167.0	157.3	506.3	358.2
Provision for income taxes	41.8	46.4	122.7	97.9
Equity in loss of unconsolidated affiliate	1.1	—	1.7	—
Income from continuing operations	124.1	110.9	381.9	260.3

Loss from discontinued operations before taxes	(0.1)	(1.7)	(5.7)	(1.7)
Benefit for income taxes	—	(0.6)	(1.4)	(0.6)
Loss from discontinued operations	(0.1)	(1.1)	(4.3)	(1.1)

Net income	$124.0	$109.8	$377.6	$259.2

Net income per share of common stock:
Income from continuing operations	$0.87	$0.77	$2.65	$1.80
Loss from discontinued operations	—	(0.01)	(0.03)	(0.01)
Net income per share - basic	$0.87	$0.76	$2.62	$1.79
Diluted net income per share of common stock:
Income from continuing operations	$0.86	$0.76	$2.62	$1.78
Loss from discontinued operations	—	(0.01)	(0.03)	(0.01)
Net income per share - diluted	$0.86	$0.75	$2.59	$1.77

Weighted average shares of stock outstanding - basic	142.5	144.5	143.9	144.4
Weighted average shares of stock outstanding - diluted	143.9	146.5	145.6	146.3

CONSOLIDATED BALANCE SHEETS
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions) (Unaudited)

	September 30, 2018	December 31, 2017
ASSETS
Cash and cash equivalents	$986.7	$928.0
Receivables, net of allowance for doubtful accounts of $0.8 million and $0.9 million at September 30, 2018 and December 31, 2017	143.5	142.5
Inventories	284.4	259.1
Prepaid expenses and other current assets	11.9	7.8
Current portion of notes receivable from asset sales	—	22.2
Total current assets	1,426.5	1,359.6
Timber and timberlands	56.8	55.7
Property, plant and equipment, net	976.2	926.1
Goodwill and other intangible assets	26.3	26.7
Investments in and advances to affiliates	52.6	7.8
Restricted cash	13.3	13.3
Other assets	59.8	56.8
Deferred tax asset	2.9	2.5
Total assets	$2,614.4	$2,448.5
LIABILITIES AND EQUITY
Current portion of long-term debt	$5.2	$25.1
Accounts payable and accrued liabilities	213.7	237.1
Income taxes payable	11.6	4.5
Current portion of contingency reserves	2.3	3.4
Total current liabilities	232.8	270.1
Long-term debt, excluding current portion	348.6	350.8
Deferred income taxes	73.5	33.4
Contingency reserves, excluding current portion	9.4	11.7
Other long-term liabilities	138.7	178.0
Stockholders’ equity:
Common stock	153.4	153.4
Additional paid-in capital	456.5	470.6
Retained earnings	1,613.9	1,280.1
Treasury stock	(264.4)	(177.5)
Accumulated comprehensive loss	(148.0)	(122.1)
Total stockholders’ equity	1,811.4	1,604.5
Total liabilities and stockholders’ equity	$2,614.4	$2,448.5

CONSOLIDATED CASH FLOW STATEMENT
LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(Dollar amounts in millions) (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$124.0	$109.8	$377.6	$259.2
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	30.7	31.1	91.8	91.3
Equity in (income) loss of unconsolidated affiliates, including dividends	1.3	(0.2)	0.2	(1.2)
(Gain) loss on sale or impairment of long-lived assets, net	0.3	0.7	(0.3)	(1.8)
Other operating credits and charges, net	(6.2)	(0.9)	(6.9)	4.5
Stock-based compensation related to stock plans	2.1	2.0	6.9	8.0
Exchange (gain) loss on remeasurement	0.5	(0.1)	0.5	1.6
Cash settlements of warranties, net of accruals	(0.7)	0.1	(2.2)	(5.5)
Cash settlements of contingencies, net of accruals	(0.6)	(0.3)	(2.1)	(0.5)
Pension contributions	(35.8)	(6.1)	(40.9)	(12.7)
Pension expense	2.3	2.9	6.9	8.8
Other adjustments, net	(0.1)	0.2	0.6	0.4
Changes in assets and liabilities:
(Increase) decrease in receivables	19.2	(17.1)	(26.2)	(61.9)
(Increase) decrease in inventories	1.7	(8.5)	(11.7)	4.5
(Increase) decrease in prepaid expenses	1.1	0.6	(4.1)	(2.7)
Increase (decrease) in accounts payable and accrued liabilities	1.9	18.1	(17.6)	12.8
Increase in income taxes	9.5	11.1	46.7	0.2
Net cash provided by operating activities	151.2	143.4	419.2	305.0
CASH FLOWS FROM INVESTING ACTIVITIES:
Property, plant and equipment additions	(62.8)	(35.0)	(150.4)	(80.7)
Proceeds from sales of assets	—	0.1	0.9	3.3
Investments in unconsolidated affiliate	—	—	(45.0)	—
Payment of long-term deposit	—	—	—	(32.0)
Receipt of proceeds from notes receivable from asset sales	—	—	22.2	—
Other investing activities	(0.1)	0.1	(0.4)	0.3
Net cash used in investing activities	(62.9)	(34.8)	(172.7)	(109.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of long-term debt	(22.1)	(1.2)	(22.4)	(2.5)
Payment of cash dividends	(18.5)	—	(56.1)	—
Purchase of treasury stock	(59.8)	—	(98.7)	—
Sale of common stock, net of cash payments under equity plans	—	—	0.1	(0.4)
Taxes paid related to net share settlement of equity awards	(1.5)	(0.5)	(9.3)	(5.3)
Other financing activities	—	—	3.1	—
Net cash used in financing activities	(101.9)	(1.7)	(183.3)	(8.2)
EFFECT OF EXCHANGE RATE ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(0.6)	1.8	(4.5)	1.7
Net increase in cash, cash equivalents and restricted cash	(14.2)	108.7	58.7	189.4
Cash, cash equivalents and restricted cash at beginning of period	1,014.2	753.2	941.3	672.5
Cash, cash equivalents and restricted cash at end of period	$1,000.0	$861.9	$1,000.0	$861.9

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
SELECTED SEGMENT INFORMATION
(Dollar amounts in millions) (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Net sales:
Siding	$240.8	$226.2	$729.4	$671.2
OSB	349.1	350.9	1,049.8	944.3
EWP	104.8	98.1	314.6	274.4
South America	34.5	38.3	122.2	114.8
Other	7.6	6.5	22.9	22.3
Intersegment sales	—	(1.7)	—	(3.7)
	$736.8	$718.3	$2,238.9	$2,023.3
Operating profit (loss):
Siding	$59.8	$53.3	$167.8	$142.9
OSB	114.8	126.8	369.6	290.6
EWP	8.5	6.5	19.9	12.6
South America	6.5	5.8	25.0	16.4
Other	(1.2)	(1.6)	(2.9)	(2.7)
Other operating credits and charges, net	6.3	0.9	11.2	(4.5)
Gain (loss) on sale or impairment of long-lived assets, net	(0.3)	(0.7)	0.3	1.8
General corporate and other expenses, net	(27.9)	(29.5)	(82.8)	(84.1)
Interest expense, net of capitalized interest	(3.9)	(4.9)	(12.7)	(14.8)
Investment income	5.5	2.9	13.5	7.2
Other non-operating items	(2.2)	(2.2)	(4.3)	(7.2)
Income from continuing operations before taxes	165.9	157.3	504.6	358.2
Provision for income taxes	41.8	46.4	122.7	97.9
Income from continuing operations	$124.1	$110.9	$381.9	$260.3

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
KEY STATISTICS

	Quarter Ended September 30,		Nine Months Ended September 30,
Housing starts[1]:	2018	2017	2018	2017
Single Family	235.6	229.6	687.7	648.6
Multi-Family	95.0	87.8	284.5	263.6
	330.6	317.4	972.2	912.2

[1] Actual U.S. Housing starts data reported by U.S. Census Bureau

The following table sets forth sales volumes for the quarter and nine months ended September 30, 2018 and 2017.

	Quarter Ended September 30, 2018				Quarter Ended September 30, 2017
Sales Volume	Siding	OSB	EWP	Total	Siding	OSB	EWP	Total
SmartSide® Strand siding (MMSF)	290.6	—	—	290.6	263.2	—	—	263.2
SmartSide® fiber siding (MMSF)	62.1	—	—	62.1	65.3	—	—	65.3
CanExel® siding (MMSF)	6.8	—	—	6.8	11.8	—	—	11.8
OSB - commodity (MMSF)	46.6	660.1	3.5	710.2	62.8	686.6	6.3	755.7
OSB - value added (MMSF)	1.2	435.0	9.1	445.3	—	402.3	10.2	412.5
LVL (MMCF)	—	—	1.7	1.7	—	—	1.9	1.9
LSL (MMCF)	—	—	1.1	1.1	—	—	0.8	0.8
I-joist (MMLF)	—	—	23.6	23.6	—	—	22.8	22.8

	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017
Sales Volume	Siding	OSB	EWP	Total	Siding	OSB	EWP	Total
SmartSide® Strand siding (MMSF)	862.0	—	—	862.0	797.2	—	—	797.2
SmartSide® fiber siding (MMSF)	175.4	—	—	175.4	197.5	—	—	197.5
CanExel® siding (MMSF)	31.7	—	—	31.7	40.6	—	—	40.6
OSB - commodity (MMSF)	111.6	1,938.6	28.9	2,079.1	189.0	1,973.8	25.9	2,188.7
OSB - value added (MMSF)	58.8	1,218.3	29.8	1,306.9	—	1,207.5	30.2	1,237.7
LVL (MMCF)	—	—	5.6	5.6	—	—	5.7	5.7
LSL (MMCF)	—	—	3.1	3.1	—	—	2.4	2.4
I-joist (MMLF)	—	—	69.1	69.1	—	—	66.0	66.0